MFS(R) GEMINI LARGE CAP U.S. FUND
                       MFS(R) GLOBAL HEALTH SCIENCES FUND
                               MFS(R) INCOME FUND
                        MFS(R) HIGH INCOME ADVANTAGE FUND
                 MFS(R) MASSACHUSETTS MUNICIPAL HIGH INCOME FUND
                   MFS(R) NEW YORK MUNICIPAL HIGH INCOME FUND
                            VERTEXSM CONTRARIAN FUND

                     Supplement to the Current Prospectuses



         The Board of Trustees which oversees the above referenced funds (the "Funds") decided today to terminate the Funds effective September 27, 2002, or as soon thereafter as practicable (the "Termination Date"). In connection with the termination of the Funds, the Board of Trustees has suspended the sale of each Fund's shares effective immediately. Consequently, purchase orders for each Fund's shares received on or after September 18, 2002 will be rejected by the Fund. As the Funds will be liquidating portfolio securities in anticipation of their terminations, the Funds will not be managed to meet their investment objectives during this period.

         Until the Termination Date, shareholders may choose to redeem their Fund shares or exchange their shares for shares of the same class of any fund in the MFS Family of Funds(R) which permits exchanges at such fund's then current net asset value. If a shareholder takes no action, his or her shares will automatically be exchanged on the Termination Date for shares of the MFS(R) Money Market Fund ("MMM").

         MMM, a member of the MFS Family of Funds, seeks to provide as high a level of current income as is consistent with the preservation of capital and liquidity. MMM's prospectus is attached.

         This Supplement also serves as formal notice of the Funds' termination pursuant to Section 9.2(a) of each Fund's Amended and Restated Declaration of Trust.



               The Date of this Supplement is September 18, 2002.